SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 23, 2005
                        (Date of earliest event reported)

                        Residential Accredit Loans, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                             333-126732              51-0368240
(State or Other                     (Commission           (I.R.S. Employer
Jurisdiction of Incorporation)      File Number)        Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
               (Address of Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000

                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8. Other Events.

               On or about November 29, 2005, the Registrant will cause the issuance and sale of 2005-QA12, Mortgage Asset-Backed Pass-Through Certificates (the "Certificates") pursuant to a Series Supplement dated as of November 1, 2005 to the Standard Terms of Pooling and Servicing Agreement dated as of August 1, 2004, among the Registrant, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

               In  connection  with  the  expected  sale  of  the  2005-QA12  to
          Citigroup Global Markets Inc. (the "Underwriter"), the Registrant has been advised by the Underwriter that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 333-126732, which Computational Materials are being filed electronically.

               The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               THE   UNDERWRITER   HAS  ADVISED  THE  REGISTRANT   THAT  CERTAIN
          INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

               The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

               In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates.

Item 9. Financial Statements, Pro Forma Financial Information and Exhibits


        (a)    Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits

                            ITEM 601(A) OF
EXHIBIT NO.                 REGULATION S-K
                            EXHIBIT NO.                DESCRIPTION

            1                          99              Computational Materials


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                         RESIDENTIAL ACCREDIT LOANS, INC.

                                         By: /s/ Heather Anderson
                                         Name:   Heather Anderson
                                         Title:  Vice President



Dated:  November 23, 2005





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                                 EXHIBIT INDEX


              Item 601 (a) of        Sequentially
Exhibit       Regulation S-K         Numbered
Number        Exhibit No.            Description

1                 99        Computational Materials     Filed Electronically